                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC   20549

                                   FORM 8-K/A

                       Amendment to Application or Report
                  Filed Pursuant to Section 12, 14 or 15(d) of
                        SECURITIES EXCHANGE ACT OF 1934

                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
                  -------------------------------------------

                                Amendment No. 1

         The undersigned amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (the "8-K") dated September 12, 1996 (Commission File No. 0-22458) as set forth below:

1.       Item 7 Financial Statements and Exhibits

         (a)     Financial Statements of Business Acquired

                 The required consolidated financial statements of National Entertainment Funding, L.P. (NEF) at December 31, 1995 and 1994 for the two periods ended December 31, 1995 together with the independent auditors' report thereon, are included herein as Exhibit I

                 The unaudited consolidated financial statements of NEF for the period ended August 28, 1996 are included as Exhibit II.

         (b)     Pro Forma Financial Information

                 Required pro forma financial information of the Registrant and the acquired business is included herein as Exhibit III.

                 The pro forma balance sheet as of September 30, 1996 has not been presented as the historical balances of Mountasia Entertainment International, Inc. included in the Form 10-Q at September 30, 1996, filed on November 12, 1996, includes the acquisition of the NEF family entertainment centers.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     MOUNTASIA ENTERTAINMENT
                                     INTERNATIONAL, INC.


                                     By:  /s/ Richard M. Fitzpatrick
                                          -------------------------------------
                                          Chief Financial Officer
Dated:   November 12, 1996

                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.

              Notes to Unaudited Pro Forma Condensed Consolidated
                            Statement of Operations

Introduction

As described in Mountasia Entertainment International, Inc.'s (the "Company" or "MEI") Current Report on Form 8-K filed September 12, 1996 the Company entered into Purchase and Sales Agreements with Family Funn Entertainment, Inc. ("FFE"), Family Entertainment Funding, L.P. ("FEF"), and Leisure Funn, Inc. ("LEI") to acquire their general and limited partnership interests in NEF.

The total consideration paid was as follows:

         Cash                                             $          600,000
         Issuance of 9.1% subordinated debentures                 11,422,422
         Assumption of long term debt                              4,427,000
         Net liabilities assumed                                   2,272,000
                                                          ------------------
                                                                  18,721,422
         Carryover of basis                                          906,500
                                                          ------------------
                                                          $       19,627,922
                                                          ==================

The acquisition was accounted for under the purchase method of accounting and accordingly, the Company allocated its total purchase price to the assets acquired based upon their estimated fair values. The excess of purchase price over the net assets acquired is being amortized over a thirty year period for purposes of the unaudited pro forma condensed consolidated Statement of Operations.

The following represents the purchase price allocation:

         Fixed assets                                     $       11,991,715
         Excess of purchase price over net assets
            acquired                                               7,636,207
                                                          ------------------
                                                          $       19,627,922
                                                          ==================

The pro forma unaudited condensed consolidated statements of operations assume that the acquisition of NEF occurred as of the first day of the period presented. The accompanying pro forma unaudited condensed consolidated statements of operations are presented for comparative purposes only and do not purport to be indicative of the results which would have occurred had the acquisition been made as of the first day of the period presented, or of results which may occur in the future.

                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.

              Notes to Unaudited Pro Forma Condensed Consolidated
                            Statement of Operations

                   Pro Forma Unaudited Condensed Consolidated
                      Statement of Operations Adjustments

Note 1   Pro Forma adjustments related to NEF

                                                                FOR THE YEAR            FOR THE NINE
                                                                   ENDED                MONTHS ENDED
                                                               SEPTEMBER 30,            SEPTEMBER 30,
                                                                    1995                    1996
                                                             -----------------       -----------------
a.    Elimination of intercompany construction
      revenue and expenses between MEI and NEF               $         889,712

b.    Elimination of MEI syndication revenue related
      to formation of NEF                                              550,000

c.    Elimination of intercompany management fees                      (20,818)     $          (4,717)

d.    Elimination of intercompany rent                                 (41,557)

e.    Elimination of costs related to syndication
      revenue recognized upon formation of NEF                         (86,068)

f.    Elimination of cost of warrants issued in
      connection with the formation of NEF                            (300,000)

g.    Elimination of effect of current NEF
      amortization in excess of amortization of
      unallocated excess of purchase price over net
      assets acquired over 30 years                                   (153,215)            (1,789,300)

h.    Increase in interest expense resulting from the
      issuance of 9.1% Subordinated Debentures                         337,000                484,620

i.    Elimination of a fee recognized for the

j.    Elimination of equity in net income (loss) of
      NEF                                                              (37,109)                28,408

k.    Net adjustment to consolidated income tax
      benefit to reflect a 31% effective rate                       (1,256,408)              (489,257)
                                                             ------------------     -----------------
                                                             $          975,287     $      (1,770,245)
                                                             ==================     =================

                                   EXHIBIT I

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                      NATIONAL ENTERTAINMENT FUNDING, L.P.
                           DECEMBER 31, 1995 AND 1994

                      NATIONAL ENTERTAINMENT FUNDING, L.P.

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

                       (HOLLAND SHIPES VANN LETTERHEAD)



                                                              September 13, 1996




INDEPENDENT AUDITORS' REPORT


To the Partners
National Entertainment Funding, L.P.

We have audited the accompanying balance sheets of National Entertainment Funding, L.P. as of December 31, 1995 and 1994 and the related statements of operations, changes in partners' equity and cash flows for the year ended December 31, 1995 and the period June 30, 1994 (date of inception) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Entertainment Funding, L.P. as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the year ended December 31, 1995 and the period June 30, 1994 (date of inception) through December 31, 1994, in conformity with generally accepted accounting principles.


                                                       HOLLAND SHIPES VANN, P.C.

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                                  BALANCE SHEETS

===================================================================================================================
December 31,                                                                           1995                    1994
===================================================================================================================

ASSETS

CURRENT
   Cash and cash equivalents                                                 $      201,481         $     3,946,295
   Restricted certificate of deposit (Note 1)                                       507,838
   Accounts receivable                                                                1,121                   6,620
   Inventories (Note 1)                                                             100,947                  82,442
   Prepaid insurance                                                                 33,702                  10,702
-------------------------------------------------------------------------------------------------------------------
                                                                                    845,089               4,046,059
-------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT AT COST, less accumulated
   depreciation (Notes 1, 2, 3 and 5)                                            12,200,375               7,667,478
-------------------------------------------------------------------------------------------------------------------

OTHER ASSETS
   Deposits                                                                          11,091                  10,000
   Intangible assets (Notes 1 and 4)                                              1,980,424               2,162,588
-------------------------------------------------------------------------------------------------------------------
                                                                                  1,991,515               2,172,588
-------------------------------------------------------------------------------------------------------------------
                                                                             $   15,036,979         $    13,886,125
===================================================================================================================


LIABILITIES AND PARTNERS' EQUITY

CURRENT
   Current portion of notes payable (Note 5)                                 $      423,702         $         5,532
   Current portion of partner loans (Note 2)                                      2,742,800               1,371,400
   Due to affiliated company (Note 2)                                               720,878               2,555,780
   Accounts payable                                                                 450,153                 463,435
   Accrued management fees (Note 2)                                                  51,764                   6,957
   Accrued interest                                                                 171,425                 170,815
   Other accrued expenses                                                           230,669                  30,970
-------------------------------------------------------------------------------------------------------------------
                                                                                  4,791,391               4,604,889
-------------------------------------------------------------------------------------------------------------------

NOTES PAYABLE, less current portion (Note 5)                                      4,612,596                  36,278
-------------------------------------------------------------------------------------------------------------------

PARTNER LOANS, less current portion (Note 2)                                      4,114,200               5,485,600
-------------------------------------------------------------------------------------------------------------------

PARTNERS' EQUITY                                                                  1,518,792               3,759,358
-------------------------------------------------------------------------------------------------------------------
                                                                             $   15,036,979         $    13,886,125
===================================================================================================================

                                 See accompanying notes to financial statements.

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                        STATEMENTS OF OPERATIONS

===================================================================================================================
                                                                                       Year           June 30, 1994
                                                                                      Ended                Through
                                                                               December 31,            December 31,
                                                                                       1995                    1994
===================================================================================================================

ENTERTAINMENT REVENUES                                                       $    3,567,386           $     121,188
-------------------------------------------------------------------------------------------------------------------

OPERATING COSTS AND EXPENSES
   Selling, general and administrative expenses                                   2,541,138                  98,607
   Payroll and related expenses                                                   1,249,494                  43,041
   Depreciation and amortization                                                    838,660                  27,227
-------------------------------------------------------------------------------------------------------------------
                                                                                  4,629,292                 168,875
-------------------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                             (1,061,906)                (47,687)
-------------------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
   Interest expense                                                                (815,068)               (178,284)
   Interest and other income                                                         92,850                 109,819
-------------------------------------------------------------------------------------------------------------------
                                                                                   (722,218)                (68,465)
-------------------------------------------------------------------------------------------------------------------
NET LOSS                                                                     $   (1,784,124)          $    (116,152)
===================================================================================================================

                                 See accompanying notes to financial statements.

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                       STATEMENTS OF CHANGES IN PARTNERS' EQUITY

===================================================================================================================
                                                                                       Year           June 30, 1994
                                                                                      Ended                Through
                                                                               December 31,            December 31,
                                                                                       1995                    1994
===================================================================================================================


PARTNERS' EQUITY, AT BEGINNING OF PERIOD                                     $    3,759,358

Capital contributions                                                                               $     4,573,000

Syndication costs (Note 1)                                                                                 (630,323)

Net loss                                                                         (1,784,124)               (116,152)

Distributions to partners                                                          (456,442)                (67,167)
-------------------------------------------------------------------------------------------------------------------

PARTNERS' EQUITY, AT END OF PERIOD                                           $    1,518,792         $     3,759,358
===================================================================================================================

                                 See accompanying notes to financial statements.

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                        STATEMENTS OF CASH FLOWS

===================================================================================================================
                                                                                       Year           June 30, 1994
                                                                                      Ended                Through
                                                                               December 31,            December 31,
                                                                                       1995                    1994
===================================================================================================================

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                                   $  (1,784,124)         $     (116,152)
-------------------------------------------------------------------------------------------------------------------
   Adjustments to reconcile net loss to net cash
     (used in) provided by operating activities:-
       Depreciation and amortization                                                838,660                  27,227
       Changes in assets and liabilities:
          Accounts receivable                                                         5,499                  (6,620)
          Inventories                                                               (18,505)                (82,442)
          Prepaid insurance                                                         (23,000)                (10,702)
          Deposits                                                                   (1,091)                (10,000)
          Accounts payable                                                           47,449                  47,130
          Accrued expenses                                                          245,116                 208,742
-------------------------------------------------------------------------------------------------------------------
                                                                                  1,094,128                 173,335
-------------------------------------------------------------------------------------------------------------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES                                (689,996)                 57,183
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Acquisition of property and equipment                                         (5,024,240)             (8,736,912)
   Increase in intangible assets                                                    (63,522)               (454,076)
-------------------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                            (5,087,762)             (9,190,988)
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from borrowing                                                        5,000,000               6,899,275
   Restricted certificate of deposit                                               (507,838)
   Loan costs                                                                      (162,362)               (250,000)
   Principal payments on notes payable                                               (5,512)                   (465)
   Advances from (repayments to) affiliated company                              (1,834,902)              2,555,780
   Syndication costs                                                                                       (630,323)
   Capital contributions from partners                                                                    4,573,000
   Distributions to partners                                                       (456,442)                (67,167)
-------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                         2,032,944              13,080,100
-------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                             (3,744,814)              3,946,295

CASH AND CASH EQUIVALENTS, at beginning of period                                 3,946,295                     -0-
-------------------------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, at end of period                                   $     201,481          $    3,946,295
===================================================================================================================

                                 See accompanying notes to financial statements.

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                      DECEMBER 31, 1995 and 1994
================================================================================


1.   SUMMARY OF        National Entertainment Funding, L.P. (the Partnership
     SIGNIFICANT       or NEF) was organized under the laws of the State of
     ACCOUNTING        Delaware on June 30, 1994.  The Partnership owns and
     POLICIES          operates three family entertainment centers (FECs) in
                       Nevada, Florida and Texas.  Operations of the
                       Partnership's Nevada FEC commenced December 1, 1994.
                       Operations in Florida and Texas began in January and June
                       1995, respectively.

     MANAGEMENT        The preparation of the financial statements in
     ESTIMATES         conformity with generally accepted accounting principles
                       requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     INVENTORIES       Inventories, consisting primarily of redemption prizes,
                       food and skates, are stated at the lower of cost or market (net realizable value). Cost is determined using the specific identification method.

     METHOD OF         Depreciation is computed over the estimated useful lives
     DEPRECIATION      of the assets using the straight-line method.
                       Depreciation expense totaled $430,612 and $22,437 for the periods ended December 31, 1995 and 1994, respectively.

     INTANGIBLE        Goodwill, which  represents the excess of the purchase
     ASSETS            price over the fair value of assets acquired in
                       connection with the acquisition of the Miami FEC, is being amortized over 15 years. Organization costs are being amortized over sixty months. Start-up costs are being amortized over the first year of the related FEC's operations. Lease acquisition costs, which relate to a fee paid to a related party for obtaining the lease on the Nevada FEC, are being amortized over the 15-year term of the lease. Loan costs are being amortized ratably over the life of the loan to which they relate.

                                          NATIONAL ENTERTAINMENT FUNDING, L.P.

                                          NOTES TO FINALCIAL STATEMENTS
                                          DECEMBER 31, 1995 AND 1994
===============================================================================

     SYNDICATION       Syndication  costs, totaling $630,323, are related to
     COSTS             the acquisition of partner capital and are reflected as
                       a reduction of partners' equity.


     INCOME TAXES      As a limited partnership, profits (or losses) are
                       reported on the income tax returns of the partners.
                       Accordingly, no provisions are made for federal and state income taxes on the accompanying financial statements.


     CASH AND CASH     The Partnership considers all highly liquid investments
     EQUIVALENTS       with a maturity of three months or less when purchased
                       to be "cash equivalents".

     RESTRICTED        The Partnership's certificate of deposit is restricted
     CERTIFICATE OF    under a compensating balance agreement with the
     DEPOSIT           Partnership's third party lender (Note 5).

     CONCENTRATION     Financial instruments which potentially subject the of
     CREDIT RISK       Partnership to concentration of credit risk consist
                       principally of temporary cash investments.  The
                       Partnership maintains its cash in bank deposit accounts which at times may exceed federally insured limits. To limit the amount of credit exposure, the Partnership places its temporary cash investments with quality financial institutions.

2.   RELATED PARTY     The amount due to affiliated company of $720,878 (1995)
                       and $2,555,780 (1994) Transactions represents amounts payable to Mountasia Entertainment International, Inc.
                       (MEI), a 14.4% limited partner in the Partnership. MEI is also the developer of the Partnership's FECs.


                       On December 31, 1994, the Partnership purchased assets of an FEC in Miami, Florida from MEI for a total purchase price of $2,500,000. This purchase included a service fee of $1,250,000 paid to cancel the Partnership's obligation to build an FEC in the Miami area. The purchase was accounted for under the purchase method of accounting. Of the total

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                            NOTES TO FINANCIAL STATEMENTS
                                            DECEMBER 31, 1995 AND 1994
==============================================================================

                       purchase price, $1,463,302 was allocated to goodwill which is amortized over 15 years. In connection with the purchase of the Miami FEC, the Partnership also entered into a 15-year long-term land lease with MEI for this FEC. The lease originally provided for an annual rental of $400,000, but was reduced to $116,667 for the period September 1995 through March 1996.
                       The lease provides for three successive five-year renewal periods. The total expense under the lease for the year ended December 31, 1995 was $333,334.


                       The Partnership contracted with MEI for the construction of its Nevada and Texas FECs and renovation of its Miami FEC. The total amount paid to MEI for construction and other services was approximately $10,021,000. In 1994, the Partnership also paid MEI due diligence and lease negotiation fees totaling $550,000.


                       The Partnership also entered into a contract with MEI for management of its FECs. The management agreement initially provided for a management fee of 6% of gross revenues, but this rate was reduced to 3% for the period September 1995 through March 1996. Such fees totaled approximately $174,000 and $7,000 for the periods ended December 31, 1995 and 1994, respectively. This agreement extends for a period of five years with annual renewals thereafter.


                       In connection with the formation of NEF, the partners loaned the Partnership $6,857,000. The loans bear interest at 10% per annum, payable quarterly. The loans are payable in five annual installments of $1,371,400 beginning July 8, 1995. Interest on the loans totaled $685,638 and $271,616 for the periods ended December 31, 1995 and 1994, respectively.


                       In connection with its formation, the Partnership also paid loan costs and debt placement fees to certain limited partners totaling $776,500, which were accounted for as loan costs ($250,000) and syndication costs ($526,500).

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                      DECEMBER 31, 1995 AND 1994

================================================================================

3.   PROPERTY AND      Property and equipment are summarized as follows:
     EQUIPMENT


                                                                      Estimated
                                                                    Useful Lives
                                                                      in Years              1995              1994
                               -----------------------------------------------------------------------------------
                               Clubhouses                                39         $  6,692,597        $4,941,752
                               Miniature golf courses,
                                   racetracks and lagoons                20            4,394,494         1,630,985
                               Games                                      7              884,137           341,882
                               Cars and boats                             7              436,438           100,213
                               Furniture, fixtures and
                                   equipment                              5              245,758            95,487
                               -----------------------------------------------------------------------------------
                                                                                      12,653,424         7,110,319
                               Less:  Accumulated depreciation                          (453,049)          (22,437)
                               -----------------------------------------------------------------------------------
                                                                                      12,200,375         7,087,882
                               Construction in progress                                                    579,596
                               -----------------------------------------------------------------------------------

                                                                                     $12,200,375        $7,667,478
                               ===================================================================================

                      Interest costs, totaling $128,692 and $146,992 for the periods ended December 31, 1995 and 1994, respectively, were capitalized as part of the cost of construction of the FECs.


4.   INTANGIBLE       Intangible assets at December 31, 1995 and 1994 are
     ASSETS           summarized as follows:

                                                                           1995              1994
                               --------------------------------------------------------------------
                               Goodwill                                $1,463,302        $1,463,302
                               Organization and start-up costs            267,598           204,076
                               Lease acquisition cost                     250,000           250,000
                               Loan costs                                 412,362           250,000
                               --------------------------------------------------------------------
                                                                        2,393,262         2,167,378
                               Less:   Accumulated amortization          (412,838)           (4,790)
                               --------------------------------------------------------------------

                                                                       $1,980,424        $2,162,588
                               ====================================================================

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                      DECEMBER 31, 1995 AND 1994

================================================================================

5.   NOTES PAYABLE     Notes payable at December 31, 1995 and 1994 are
                       summarized as follows:

                                                                                      1995            1994
                                 -------------------------------------------------------------------------

                                 Note payable to bank in monthly
                                 principal installments of $41,667
                                 plus interest at prime, balloon
                                 payment of $2,500,000 due on
                                 maturity in February 2001, secured
                                 by a first priority security interest
                                 in all real property, equipment,
                                 compensating balances and assign-
                                 ment of land leases                             $5,000,000

                                 Note payable in monthly installments
                                 of $1,028, including interest at
                                 16.02%, maturing December 1999,
                                 secured by equipment                                36,298         $41,810
                                 --------------------------------------------------------------------------

                                                                                  5,036,298          41,810
                                 Less:  Current maturities                         (423,702)         (5,532)
                                 --------------------------------------------------------------------------

                                                                                 $4,612,596         $36,278
                                 ==========================================================================

                       MEI entered into a note purchase agreement with the lender on the Partnership's note payable to bank. The agreement provides for MEI to purchase the loan, upon the lender's written demand, should an event of default occur which is not cured during a grace period. The agreement also requires MEI to meet certain financial covenants.
                       At December 31, 1995, MEI was not in compliance with such covenants; however, the lender has not demanded that the note be purchased by MEI. The note was repaid by MEI subsequent to year-end (see Note 8).

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                      DECEMBER 31, 1995 AND 1994

================================================================================

                       Principal maturities on notes payable are as follows:

                                Year Ending December 31,
                                -----------------------------------------------------------------------------------

                                             1996                                                       $   423,702
                                             1997                                                           508,245
                                             1998                                                           509,667
                                             1999                                                           511,354
                                             2000                                                           500,000
                                             Thereafter                                                   2,583,330
                                -----------------------------------------------------------------------------------

                                                                                                         $5,036,298
                                ===================================================================================



6.   COMMITMENTS       The Partnership has land and leases at each facility
     CONTINGENCIES     which are accounted for as operating leases, including
                       the lease with MEI (see Note 2). Future minimum lease payments are as follows:

                                Year Ending December 31,
                                -----------------------------------------------------------------------------------

                                             1996                                                     $     693,661
                                             1997                                                           743,661
                                             1998                                                           743,661
                                             1999                                                           748,380
                                             2000                                                           754,986
                                             Thereafter                                                   6,914,411
                                -----------------------------------------------------------------------------------

                                                                                                        $10,598,760
                                ===================================================================================


                       The Nevada and Texas leases provide for four successive five-year renewal periods. The terms of the Texas ground lease provide for contingent rentals equal to 5% of adjusted gross sales over $2,900,000, beginning in May 1996. This base amount of $2,900,000 escalates by 3.5% every May 1 thereafter.

                                            NATIONAL ENTERTAINMENT FUNDING, L.P.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                      DECEMBER 31, 1995 AND 1994

================================================================================

                       Rent expense totaled $579,512 and $12,576 for the periods ended December 31, 1995 and 1994, respectively.


7.   SUPPLEMENTAL      The Partnership made interest payments (net of amounts
     CASH FLOW         capitalized) of $814,458 and $7,469, for the periods
     INFORMATION       ended 31, 1995  and 1994, respectively.  At December 31,
                       1995 and 1994, accounts payable for property and equipment totaled $355,574 and $416,305, respectively.




8.   SUBSEQUENT        Effective at the close of business on August 28, 1996,
     EVENTS            the partners sold their general and limited
                       partnership interests to MEI for a total purchase price of approximately $18,750,000 payable with 9.1% subordinated convertible debentures due January 1, 1998, in the amount of $11,400,000, cash of $651,000 and the assumption of net liabilities of approximately
                       $6,699,000, including liabilities to MEI of approximately
                       $1,134,000.

                                   EXHIBIT II

              UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                      NATIONAL ENTERTAINMENT FUNDING L.P.
                                AUGUST 28, 1996

                      NATIONAL ENTERTAINMENT FUNDING, L.P.
                                 BALANCE SHEET
                          AUGUST 28, 1996 (UNAUDITED)

                                     ASSETS

Current Assets
   Cash                                                $           160,927
   Other receivables                                                 1,186
   Inventories                                                     100,947
                                                       -------------------

Total current assets                                               263,060
                                                       -------------------

Property and Equipment                                          12,657,036
Less:  Accumulated depreciation                                   (834,666)
                                                       -------------------

Other noncurrent
   Other assets                                                     11,091
                                                       -------------------

                                                       $        12,096,521
                                                       ===================


                        LIABILITIES AND PARTNERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable                                    $           204,079
   Due to related party                                            456,224
   Other liabilities                                             2,340,038
   Accrued expenses                                                370,380
                                                       -------------------

Total current liabilities                                        3,370,721
                                                       -------------------

   Notes payable                                                    32,609
   Notes payable to affiliate                                   10,057,214
                                                       -------------------

Total liabilities                                               13,460,543
                                                       -------------------

Partners' Deficit
   Partnership capital                                           3,133,168
   Retained deficit                                             (4,497,190)
                                                       -------------------

Total Partners' Deficit                                         (1,364,022)
                                                       -------------------

                                                       $        12,096,521
                                                       ===================

                      NATIONAL ENTERTAINMENT FUNDING, L.P.
                                INCOME STATEMENT
                           FOR THE EIGHT MONTHS ENDED
                          AUGUST 28, 1996 (UNAUDITED)


Operating revenue
   Entertainment revenue                    $       2,358,528
   Other income                                        38,018
                                            -----------------

Total revenue                                       2,396,546
                                            -----------------

Operating expenses
   Payroll expense                                    812,804
   Operating expenses                               1,303,071
   Depreciation and amortization                    2,362,042
                                            -----------------

Total Expenses                                      4,477,917
                                            -----------------

Income from operations                             (2,081,372)
                                            -----------------

Other Expense
   Interest expense                                  (515,542)
                                            -----------------

Net loss                                    $      (2,596,914)
                                            =================

                                  EXHIBIT III

                        PRO FORMA FINANCIAL INFORMATION

                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                                                                FOR THE YEAR    FOR THE YEAR
                                                                   ENDED           ENDED
                                                                  9/30/95        12/31/95                            PRO FORMA
                                                                    MEI             NEF          NOTE 1              COMBINED
                                                               ------------   ------------   ------------          ------------
Operating revenues
       Development and construction revenue                     $ 10,311,271                  (5,143,001) (a)       $  5,168,270
           from related parties
       Entertainment revenue                                      32,185,420  $  3,567,386                            35,752,806
       Syndication revenue                                         1,600,000                    (550,000) (b)          1,050,000
       Other                                                       2,109,995                    (436,352) (c)(d)       1,673,643
                                                                ------------  ------------   -----------            ------------
                                                                  46,206,686     3,567,386    (6,129,353)             43,644,719
                                                                ------------  ------------   -----------            ------------
Operating expenses
       Development and construction expense                        9,246,197                  (4,253,289) (a)          4,992,908
       FEC operating expenses                                     25,930,779     3,790,632      (498,727) (c)(d)      29,222,684
       General and administrative expenses                         7,722,641                    (386,068) (e)(f)       7,336,573
                                                                ------------  ------------   -----------            ------------
                                                                  42,899,617     3,790,632    (5,138,084)             41,552,165
       Depreciation and amortization                               4,859,831       838,660      (153,215) (g)(h)       5,545,276
       Realized loss on sale of securities                           293,430                                             293,430
                                                                ------------  ------------   -----------            ------------
Operating loss                                                    (1,846,192)   (1,061,906)     (838,054)             (3,746,152)
                                                                ------------  ------------   -----------            ------------
Other (expense) income
       Interest expense                                           (3,489,968)     (815,068)     (337,000) (d)         (4,642,036)
       Interest income                                               421,176        92,850                               514,026
       Other                                                       1,093,750                  (1,093,750) (i)                  0
                                                                ------------  ------------   -----------            ------------
Loss before benefit for income taxes and
  cumulative effect of a change in accounting principle           (3,821,234)   (1,784,124)   (2,268,804)             (7,874,162)
Benefit for income taxes                                           1,184,517                   1,256,408  (k)          2,440,925
Equity in net earnings of limited partnerships, net of tax            78,891                      37,109  (j)            116,000
                                                                ------------  ------------   -------------          ------------
Net loss before cumulative effect of a change in
  accounting principle                                            (2,557,826)   (1,784,124)     (975,287)             (5,317,237)
Cumulative effect of a change in accounting                         (438,068)                                           (438,068)
                                                                $ (2,995,894) $ (1,784,124)  $  (975,287)           $ (5,755,305)
                                                                ============  ============   =============          ============
NET LOSS APPLICABLE TO COMMON STOCK
    Net loss                                                    $ (2,995,894)                                       $ (5,755,305)
    Less:  Preferred stock dividends                                 (75,616)                                            (75,616)
                                                                ------------                                        ------------
Net loss applicable to common stock                             $ (3,071,510)                                       $ (5,830,921)
                                                                ============                                        ============
Net loss applicable to common stock before
  cumulative effect of a change in accounting principle         $      (0.34)                                       $      (0.70)
Loss per share of common stock as a result of cumulative
  effect of a change in accounting principle                           (0.06)                                              (0.06)
                                                                ------------                                        ------------
Net loss per share of common stock                              $      (0.40)                                       $      (0.76)
                                                                ============                                        ============
Weighted average number of common stock and common
stock equivalents used in calculating net loss per share           7,719,727                                           7,719,727
                                                                ============                                        ============

                 MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)


                                                     FOR THE NINE MONTHS      FOR THE PERIOD
                                                            ENDED                 ENDED
                                                           9/30/96               8/28/96                             PRO FORMA
                                                             MEI                   NEF              NOTE 1           COMBINED
                                                      ------------------   -----------------    ---------------   -------------
Operating revenues
       Entertainment revenue                            $  29,192,106          2,358,528                          $  31,550,634
       Other                                                1,362,281             38,018          (33,021)(c)         1,367,278
                                                        -------------      -------------      -----------         -------------
                                                           30,554,387          2,396,546          (33,021)           32,917,912
                                                        -------------      -------------      -----------         -------------
Operating expenses
       Family Entertainment Center expenses                25,218,929          2,115,875          (37,737)(d)        27,297,067
       General and administrative expenses                  7,094,258                                                 7,094,258

                                                        -------------      -------------      -----------         -------------
                                                           32,313,187          2,115,875          (37,737)           34,391,325
       Depreciation and amortization                        5,541,795          2,362,042       (1,789,300)(g)         6,114,537
       Loss due to impairment of assets                     2,871,000                                                 2,871,000
                                                        -------------      -------------      -----------         -------------

Operating loss                                            (10,171,595)        (2,081,371)       1,794,016           (10,458,950)
                                                        -------------      -------------      -----------         -------------

Other (expense) income
       Interest expense                                    (3,423,456)          (515,543)        (484,620)(h)        (4,423,619)
       Interest income                                        163,124                                                   163,124
       Loss on settlement of strategic allia               (1,005,751)                                               (1,005,751)
       Gain associated with development and                   795,000                                                   795,000
       Gain associated with cancellation of                   422,333                                                   422,333
       Other                                                1,107,183                                                 1,107,183
                                                        -------------                                             -------------

Loss before benefit for income taxes and
    extraordinary item                                    (12,113,162)        (2,596,914)       1,309,396           (13,400,680)
Extraordinary item (less applicable income tax benefit
    of $300,000)                                             (537,580)                                                 (537,580)
Benefit for income taxes                                    4,540,616                             489,257 (j)         5,029,873
Equity in net earnings (losses) of limited p                  (45,976)                            (28,408)(k)           (74,384)
                                                        -------------      -------------      -----------         -------------
Net loss                                                $  (8,156,102)     $  (2,596,914)     $ 1,770,245         $  (8,982,771)
                                                        =============      =============      ===========         =============

NET LOSS APPLICABLE TO COMMON STOCK
    Net loss before extraordinary item                  $  (7,618,522)                                            $  (8,445,191)
    Less: Preferred stock dividends                          (379,680)                                                 (379,680)
                                                        -------------                                             -------------
Net loss applicable to common stock before
    extraordinary item                                     (7,998,202)                                               (8,824,871)
Extraordinary item                                           (537,580)                                                 (537,580)
                                                        -------------                                             -------------
Net loss applicable to common stock                     $  (8,535,782)                                            $  (9,362,451)

Net loss per share of common stock before
    extraordinary item                                          (0.58)                                                    (0.64)
Extraordinary item                                              (0.04)                                                    (0.04)
                                                        -------------                                             -------------
Net loss per share of common stock                      $       (0.62)                                            $       (0.68)
Weighted average number of common stock and common      =============                                             =============
stock equivalents used in calculating net lo               13,867,288                                                13,867,288
                                                        =============                                             =============